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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                   May 7, 2003



                              VIEWPOINT CORPORATION
             (Exact name of registrant as specified in its charter)

Delaware                                    0-27168               95-4102687
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 (state or other juris-                   (Commission         (I.R.S. Employer
diction of incorporation)                                   (Identification No.)


498 Seventh Avenue, Suite 1810, New York, NY                           10018
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  (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (212) 201-0800
                                                    --------------

          ------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (c)      Exhibits

                  Exhibit 99: Press Release of Viewpoint Corporation issued on May 7, 2003.

ITEM 9.           REGULATION FD DISCLOSURE (INFORMATION FURNISHED UNDER THIS
                  ITEM IS BEING PROVIDED PURSUANT TO ITEM 12)


                  On May 7, 2003, the Registrant issued a press release regarding its financial results for the quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99 to this report.

                  The information set forth under this "Item 9. Regulation FD Disclosure" is furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. Such information (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.





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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VIEWPOINT CORPORATION



                             /s/ Robert E. Rice
                             ------------------------------------
                             Robert E. Rice
                             President and Chief Executive Officer



Dated:  May 14, 2003